[EATON VANCE(R) MUTUAL FUNDS LOGO]

[GRAPHIC PHOTO OF BONDS]

Annual Report September 30, 2001

[GRAPHIC PHOTO     EATON VANCE
OF MAN ON HORSE]     INCOME
                      FUND
                       OF
                     BOSTON

[GRAPHIC PHOTO OF CITY SKYLINE]

Eaton Vance Income Fund of Boston as of September 30, 2001

LETTER TO SHAREHOLDERS

[PHOTO OF           Eaton Vance Income Fund of
JAMES B. HAWKES]    Boston Class A shares had a total
                    return of -14.43% for the year
James B. Hawkes     ended September 30, 2001.(1) That
President           return was the result of a
                    decrease in net asset value per
                    share from $7.75 on September
                    30, 2000 to $5.84 on September
                    30, 2001, and the reinvestment of
                    $0.859 in dividends.

The Fund's Class I shares had a total return of -14.08%.(1) That return was the result of a decrease in NAV from $9.21 on September 30, 2000 to $6.96 on September 30, 2001, and the reinvestment of $1.03(2) in dividends.

Based on the Fund's most recent distributions and NAVs of $5.84 for Class A and $6.96 for Class I, Class A and Class I had distribution rates of 13.66% and 13.94%, respectively, on September 30, 2001.(2) The Class A and Class I SEC 30-day yields were 11.54% and 12.37%, respectively, at September 30, 2001.(3)

The events of September 11 have
further weakened the U.S. economy...

The difficult investment climate faced by high-yield investors over the past fiscal year was made dramatically more challenging by the tragic events of September 11. Since mid-2000, the high-yield market has been plagued by the woes of the wireline telecom sector, and through much of 2001, the flagging economy has resulted in lower corporate profits and deteriorating credit quality. The September attacks compounded the uncertainty by undermining consumer confidence.

Despite lower interest rates, the third
quarter brought a decline in GDP ...

To boost the economy, the Federal Reserve began in January an aggressive series of interest rate cuts. By fiscal year-end, the Fed had lowered its Federal funds rate -- a key short-term interest rate barometer -- a total of 450 basis points (4.50%), but the economy had yet to respond. Since mid-September, the terrorist attacks have further slowed the economy. Third-quarter GDP registered its worst showing since 1991, and unemployment posted its sharpest monthly rise in 21 years.

As we look toward recovery, we
believe high-yield bonds should
resume their important role...

Clearly, there are many hurdles to overcome, but the determination of businesses and individuals is an encouraging sign. The high-yield bond market played a major role in the sustained economic expansion of the past decade. As market excesses are eliminated, we feel strongly that the high-yield sector will again assume its role in capital formation, and present new opportunities to fixed-income investors. In the pages that follow, co-portfolio managers Michael Weilheimer and Thomas Huggins review the past year and offer their insights for the year ahead.

                                       Sincerely,

                                       /s/ James B. Hawkes

                                       James B. Hawkes
                                       President
                                       November 7, 2001

-------------------------------------------------------------------------------
Fund Information
as of September 30, 2001

PERFORMANCE(4)                                        CLASS A       CLASS I
-----------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
-----------------------------------------------------------------------------
One Year                                              -14.43%       -14.08%
Five Years                                              3.64          N.A.
Ten Years                                               8.20          N.A.
Life of Fund+                                           8.99         -4.63%

SEC Average Annual Total Returns (including sales charge)
-----------------------------------------------------------------------------
One Year                                              -18.53%       -14.08%
Five Years                                              2.65          N.A.
Ten Years                                               7.67          N.A.
Life of Fund+                                           8.81         -4.63%

+Inception dates: Class A: 6/15/72; Class I: 7/1/99

TEN LARGEST ISSUERS(5)
-----------------------------------------------------------------------------
Allied Waste                                                        3.6%
Charter Communication Holdings                                      3.1
MGM Mirage, Inc.                                                    2.1
AES Corp.                                                           2.0
Calpine Corp.                                                       1.9
Sun International Hotels                                            1.5
Hollywood Casino Corp.                                              1.4
Dresser, Inc.                                                       1.4
Mandalay Resort Group                                               1.4
Telewest Communication PLC                                          1.4

(1) This return does not include the Portfolio's maximum 4.75% sales charge. Class I has no sales charge. Class A and Class I shares redeemed within 3 months of purchase, including exchanges, are subject to a 1% redemption fee, which is not reflected in this return. (2) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. (3) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (4) Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect maximum sales charge as noted. (5) Ten largest issuers account for 19.8% of the Portfolio's net assets, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Portfolio is subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Yield will vary.

MANAGEMENT DISCUSSION

[PHOTO OF                AN INTERVIEW WITH MICHAEL W.
MICHAEL W. WEILHEIMER]   WEILHEIMER AND THOMAS HUGGINS,
                         CO-PORTFOLIO MANAGERS OF
Michael W. Weilheimer    BOSTON INCOME PORTFOLIO.
Co-Portfolio Manager
                         Q:   Mike, this has been a most
[PHOTO OF                     eventful year. How would
THOMAS HUGGINS]               you characterize the high-
                              yield market in recent
Thomas Huggins                months?
Co-Portfolio Manager
                         A:   MR. WEILHEIMER: The past
                              year has been extraordinarily
                              difficult for the high-yield
                              market. The telecom sector,
                              which has constituted a large
                              portion of high-yield issuance
                              in recent years, was weighed
                              down by the difficulties with-
                              in the wireline segment. In
                              addition, technology compa-
     nies have seen revenues decline sharply, as the weaker economy has resulted in dramatically lower technology purchases by businesses.

     Meanwhile, the U.S. economy edged closer to recession in the third quarter, as Gross Domestic Product - the broadest measure of the nation's economic activity -- contracted at its fastest rate in more than a decade. Finally, the September 11 tragedy dealt a blow to consumer spending, further jarring an already weak economy. With these developments deflating the economy and souring investor sentiment, the high-yield market was under severe pressure throughout the fiscal year, a trend understandably reflected in the Fund's performance.

Q:   What adjustments have you made to the Portfolio in recent months?

A: MR. HUGGINS: We've made several fairly significant adjustments over the past six months. The wireline telecom sector dramatically lagged the rest of the market and negatively impacted performance in 2000. Due to high debt levels and severe price competition, wireline companies had come under intense financial pressures, with many companies subsequently forced into bankruptcy. We sharply reduced our issues in the wireline telecom sector early in 2001.

     Second, we reduced our exposure to technology-related issues. As businesses have encountered earnings shortfalls in this weak economy, many have sought ways to reduce costs. Not surprisingly, that has resulted in significantly lower sales of technology equipment.

     Finally, we increased the Fund's exposure to BB-rated bonds. While the B-rated segment of the market remains our primary investment universe, the weakening economy has put


PORTFOLIO CREDIT QUALITY RATINGS(1)

[GRAPHIC]

Non-Rated                               2.9%
AAA                                     9.5%
A                                       0.4%
BBB                                     3.8%
BB                                     18.8%
B                                      51.5%
CCC and below                          13.1%

FIVE LARGEST SECTOR WEIGHTINGS(1)

[GRAPHIC]

Broadcasting & Cable                             15.2%
Loding & Gaming                               9.6%
Wireless Communication Services            8.7%
Wireline Communication Services         5.4%
Health Services                      4.7%

(1)Five Largest Sector Weightings account for 43.6% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Because the Fund is actively managed, Credit Quality Ratings and Sector Weightings are subject to change. Credit ratings are those provided by Moody's, Inc., a nationally recognized bond rating service.

-------------------------------------------------------------------------------

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE
SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED. YIELD WILL VARY.
-------------------------------------------------------------------------------
     increasing pressure on lower-rated, high-yield bonds. The BB-rated segment, because of its slightly higher credit quality, has performed better amid the uncertainty of recent months.

Q:   Where have you focused the Portfolio's investments?

A: MR. WEILHEIMER: The Portfolio has maintained a fairly large exposure to industries and companies that tend to have defensive characteristics in a weak economy. Cable television operators, for example, have continued to add to their subscriber base, while enjoying incremental revenue growth from additional services. Elsewhere, the waste management industry is an essential industry that has been able to maintain earnings growth with relatively little sensitivity to the fluctuations in the economy.

     Some gaming companies have benefitted in this slow economy from their "drive-to" accessibility to large metropolitan areas. Meanwhile, some oil and gas companies had profited from relatively high energy prices. While refining profits have been volatile, energy services companies and exploration and production companies had generated strong cash flow growth. The Portfolio has focused primarily on the gas sector. These companies have been able to re-liquify their balance sheets, are well-positioned for future growth and have the ability to withstand a period of declining energy prices.

Q:   Could you discuss some of the Portfolio's holdings in those areas?

A: MR. HUGGINS: Yes. In the cable sector, Charter Communications, Inc. has been a long-time core issue of the Portfolio. The company generated double-digit revenue cash flow growth in the third quarter of 2001, the result of continuing strong customer demand for broadband services. Charter enrolled a record number of new cable modem customers during the third quarter. And, despite the slow economy, the company continues to experience strong demand for its digital video service. The addition of advanced broadband products, including video-on-demand and enhanced broadcasting service, have helped drive subscriber growth.

Q:   Where have you invested in the lodging and gaming area?

A: MR. WEILHEIMER: Hollywood Casino Corporation owns and operates themed casino and entertainment facilities. Its properties include a riverboat casino and entertainment facility in Aurora, Illinois, approximately 35 miles west of Chicago; a casino, hotel and entertainment complex in Tunica County, Mississippi, which is around 30 miles south of Memphis, Tennessee; and a destination gaming resort located in Shreveport, Louisiana, about 180 miles east of Dallas, Texas. Because these properties are within driving distance to large urban populations, the company is somewhat insulated from recent concerns of travelers about airplane safety. Hollywood's revenues rose 52% in the six months ended June 30.

Q: You mentioned the difficulties within the telecom sector. What changes have you made to the Portfolio telecom issues?

A: MR. HUGGINS: We've increased our emphasis on wireless companies. In sharp contrast to the troubled wireline sector, wireless telecoms have enjoyed continuing strong fundamentals, with most companies continuing to meet earnings expectations. Increasingly, wireless phones are being regarded as a necessity, whereas in past years they were viewed as luxury items. That changing mindset has helped push demand. Finally, the sector has seen a recent trend toward consolidation, with merger activity starting to gather momentum.

     The Portfolio had a large investment in a number of Sprint PCS affiliates, including Alamosa PCS, iPCS, Inc., AirgatePCS Inc., IWO Holdings, Inc. and Ubiquitel Operating Co. These companies cover the second- and third-tier markets outside of the major urban centers and have experienced rapid subscriber growth in recent years. For example, Alamosa markets Sprint service to a population of 15.6 million people, primarily in the Southwest. The company is expected to finish 2001 with approximately 500,000 subscribers, up from just 135,000 when the year began.

Q:   Were there any other investments that were especially noteworthy?

A: MR. WEILHEIMER: Yes. California's energy woes earlier in the year were testimony to the need for increased energy capacity and we feel we found some opportunities among independent power producers. For example, Calpine Corp. has made significant additions to capacity and -- unlike many California utilities -- has established multi-year contracts matching natural gas purchases with electricity sales, thus significantly reducing its business risk. When utility bond spreads widened earlier in the year, we deemed Calpine's bonds unusually attractive, because the company had avoided the pitfalls that had plagued California utilities.

     Another investment, AES Corporation, is the largest independent global generator and distributor of electricity. Having suffered some disappointments with international expansions, the company has recently re-trenched that portion of its business. However, its core U.S. business has remained fundamentally sound with a very large asset base and more-than-adequate interest coverage. This was another instance where spreads widened more than warranted, creating good value in AES bonds.

Q: Looking ahead to the coming year, what is your outlook for the high-yield bond market?

A: MR. WEILHEIMER: The economy remains weak and the rate of recovery is, naturally, a lingering uncertainty. However, it appears that the worst of the telecom debacle -- an issue that has plagued the high-yield market for more than a year -- is now behind us. With the telecom excesses wrung out of the market, the way is clear for a gradual improvement in credit quality when the economy begins to recover.

     High-yield quality spreads have been in the 450-800 basis point (4.5-8.0%) range, a spread wide enough to afford a fairly large risk cushion, as well as ample potential for price appreciation. After one of the worst years on record for the high-yield market, we believe the outlook has improved significantly. The high-yield sector will remain a primary financing vehicle for industry, and we believe there will be compelling opportunities in the year ahead.


[GRAPHIC]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE INCOME FUND OF BOSTON, CLASS A VS. THE CSFB HIGH YIELD INDEX*

                 SEPTEMBER 30, 1991 - SEPTEMBER 30, 2001

                     EATON VANCE      FUND,
                     INCOME FUND   INCLUDING        CSFB
                      OF BOSTON,    MAXIMUM     HIGH YIELD
        DATE           CLASS A    SALES CHARGE     INDEX
     ----------       --------    ------------    ----------
      9/30/1991        10,000        10,000        10,000
     10/31/1991        10,354         9,859        10,331
     11/30/1991        10,479         9,978        10,414
     12/31/1991        10,542        10,037        10,490
      1/31/1992        10,984        10,459        10,917
      2/29/1992        11,244        10,706        11,182
      3/31/1992        11,510        10,959        11,348
      4/30/1992        11,662        11,104        11,358
      5/31/1992        11,790        11,226        11,512
      6/30/1992        11,974        11,401        11,626
      7/31/1992        12,163        11,581        11,806
      8/31/1992        12,325        11,735        11,969
      9/30/1992        12,425        11,831        12,046
     10/31/1992        12,292        11,703        11,921
     11/30/1992        12,349        11,758        12,099
     12/31/1992        12,468        11,872        12,236
      1/31/1993        12,759        12,148        12,571
      2/28/1993        13,024        12,401        12,819
      3/31/1993        13,210        12,578        13,090
      4/30/1993        13,331        12,693        13,165
      5/31/1993        13,536        12,889        13,357
      6/30/1993        13,816        13,155        13,598
      7/31/1993        13,956        13,288        13,740
      8/31/1993        13,999        13,330        13,857
      9/30/1993        13,990        13,320        13,936
     10/31/1993        14,300        13,616        14,191
     11/30/1993        14,492        13,798        14,369
     12/31/1993        14,710        14,006        14,551
      1/31/1994        15,050        14,330        14,810
      2/28/1994        15,165        14,440        14,832
      3/31/1994        14,720        14,016        14,396
      4/30/1994        14,548        13,852        14,203
      5/31/1994        14,625        13,925        14,284
      6/30/1994        14,693        13,990        14,188
      7/31/1994        14,640        13,940        14,255
      8/31/1994        14,587        13,889        14,357
      9/30/1994        14,584        13,886        14,415
     10/31/1994        14,603        13,904        14,425
     11/30/1994        14,429        13,739        14,258
     12/31/1994        14,521        13,826        14,409
      1/31/1995        14,651        13,950        14,560
      2/28/1995        14,999        14,282        14,918
      3/31/1995        15,074        14,353        15,087
      4/30/1995        15,495        14,754        15,422
      5/31/1995        15,889        15,128        15,857
      6/30/1995        15,905        15,144        15,961
      7/31/1995        16,185        15,411        16,209
      8/31/1995        16,126        15,354        16,254
      9/30/1995        16,224        15,448        16,441
     10/31/1995        16,307        15,526        16,623
     11/30/1995        16,468        15,680        16,702
     12/31/1995        16,741        15,939        16,914
      1/31/1996        17,052        16,236        17,235
      2/29/1996        17,336        16,506        17,326
      3/31/1996        17,225        16,401        17,280
      4/30/1996        17,346        16,516        17,373
      5/31/1996        17,538        16,698        17,514
      6/30/1996        17,551        16,711        17,552
      7/31/1996        17,677        16,831        17,710
      8/31/1996        17,961        17,102        17,903
      9/30/1996        18,400        17,519        18,211
     10/31/1996        18,462        17,578        18,364
     11/30/1996        18,771        17,872        18,651
     12/31/1996        19,041        18,130        19,014
      1/31/1997        19,267        18,345        19,153
      2/28/1997        19,621        18,682        19,513
      3/31/1997        19,214        18,295        19,295
      4/30/1997        19,436        18,506        19,466
      5/31/1997        19,975        19,019        19,858
      6/30/1997        20,394        19,418        20,128
      7/31/1997        20,990        19,986        20,554
      8/31/1997        21,126        20,115        20,665
      9/30/1997        21,652        20,616        21,074
     10/31/1997        21,640        20,605        21,072
     11/30/1997        21,799        20,756        21,222
     12/31/1997        22,140        21,081        21,415
      1/31/1998        22,714        21,627        21,779
      2/28/1998        22,993        21,892        21,949
      3/31/1998        23,395        22,275        22,059
      4/30/1998        23,509        22,384        22,224
      5/31/1998        23,531        22,405        22,291
      6/30/1998        23,573        22,445        22,338
      7/31/1998        23,728        22,592        22,494
      8/31/1998        21,902        20,853        20,967
      9/30/1998        21,864        20,817        20,965
     10/31/1998        21,287        20,268        20,547
     11/30/1998        22,759        21,670        21,589
     12/31/1998        22,782        21,692        21,540
      1/31/1999        23,363        22,245        21,742
      2/28/1999        23,621        22,491        21,696
      3/31/1999        24,155        22,999        21,894
      4/30/1999        24,858        23,668        22,378
      5/31/1999        24,565        23,389        22,136
      6/30/1999        24,582        23,406        22,147
      7/31/1999        24,756        23,572        22,158
      8/31/1999        24,548        23,373        21,961
      9/30/1999        24,480        23,309        21,792
     10/31/1999        24,659        23,479        21,685
     11/30/1999        25,195        23,989        21,980
     12/31/1999        25,560        24,336        22,246
      1/31/2000        25,957        24,715        22,157
      2/29/2000        26,592        25,320        22,294
      3/31/2000        26,246        24,990        21,960
      4/30/2000        26,174        24,921        21,927
      5/31/2000        25,822        24,587        21,576
      6/30/2000        26,199        24,946        22,059
      7/31/2000        26,106        24,856        22,267
      8/31/2000        26,304        25,045        22,416
      9/30/2000        25,708        24,478        22,210
     10/31/2000        24,584        23,407        21,519
     11/30/2000        22,938        21,840        20,671
     12/31/2000        23,611        22,481        21,087
      1/31/2001        25,368        24,154        22,351
      2/28/2001        25,383        24,168        22,577
      3/31/2001        24,369        23,203        22,128
      4/30/2001        24,115        22,961        21,899
      5/31/2001        24,330        23,166        22,337
      6/30/2001        23,376        22,257        21,990
      7/31/2001        23,368        22,249        22,226
      8/31/2001        23,580        22,452        22,537
      9/30/2001        21,999        20,947        21,116

PERFORMANCE+                        CLASS A        CLASS I
--------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------
One Year                            -14.43%        -14.08%
Five Years                            3.64          N.A.
Ten Years                             8.20          N.A.
Life of Fund+                         8.99         -4.63%

SEC Average Annual Total Returns (including sales charge)
--------------------------------------------------------------------
One Year                            -18.53%       -14.08%
Five Years                            2.65          N.A.
Ten Years                             7.67          N.A.
Life of Fund+                         8.81         -4.63%

+Inception dates: Class A: 6/15/72; Class I: 7/1/99

*    Source: TowersData, Bethesda, MD.; CS First Boston, Inc.

     The chart compares the Fund's total return with that of the CSFB High Yield Index, a broad-based, unmanaged market index of high-yield corporate bonds. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Class I shares on 7/1/99 at net asset value would have been worth $8,987 on September 30, 2001. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. Class A SEC returns reflect maximum sales charge of 4.75%.

+ Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2001
Assets
--------------------------------------------------------
Investment in Boston Income Portfolio,
   at value (identified cost,
   $873,448,003)                          $  752,620,170
Receivable for Fund shares sold                3,560,216
--------------------------------------------------------
TOTAL ASSETS                              $  756,180,386
--------------------------------------------------------
Liabilities
--------------------------------------------------------
Dividends payable                         $    3,443,952
Payable for Fund shares redeemed               2,836,234
Accrued expenses                                 294,598
--------------------------------------------------------
TOTAL LIABILITIES                         $    6,574,784
--------------------------------------------------------
NET ASSETS                                $  749,605,602
--------------------------------------------------------
Sources of Net Assets
--------------------------------------------------------
Paid-in capital                           $1,018,457,322
Accumulated net realized loss from
   Portfolio (computed on
   the basis of identified cost)            (144,380,202)
Accumulated distributions in excess of
   net investment income                      (3,643,685)
Net unrealized depreciation from
   Portfolio (computed on
   the basis of identified cost)            (120,827,833)
--------------------------------------------------------
TOTAL                                     $  749,605,602
--------------------------------------------------------
Class A Shares
--------------------------------------------------------
NET ASSETS                                $  743,807,603
SHARES OUTSTANDING                           127,305,264
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $         5.84
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 95.25 of $5.84)       $         6.13
--------------------------------------------------------
Class I Shares
--------------------------------------------------------
NET ASSETS                                $    5,797,999
SHARES OUTSTANDING                               833,429
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $         6.96
--------------------------------------------------------

 On sales of $25,000,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
SEPTEMBER 30, 2001
Investment Income
-------------------------------------------------------
Interest                                  $  71,498,492
Interest allocated from Portfolio            16,404,682
Dividends                                     3,528,397
Dividends allocated from Portfolio            1,024,638
Expenses allocated from Portfolio            (1,092,052)
-------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $  91,364,157
-------------------------------------------------------
Expenses
-------------------------------------------------------
Investment adviser fee                    $   3,710,340
Trustees' fees and expenses                      13,348
Distribution and service fees
   Class A                                    1,644,104
Transfer and dividend disbursing agent
   fees                                         775,754
Printing and postage                            181,574
Registration fees                               109,108
Legal and accounting services                    35,784
Custodian fee                                   202,926
Miscellaneous                                   153,596
-------------------------------------------------------
TOTAL EXPENSES                            $   6,826,534
-------------------------------------------------------

NET INVESTMENT INCOME                     $  84,537,623
-------------------------------------------------------
Realized and Unrealized
Gain (Loss) from Portfolio
-------------------------------------------------------
Net realized gain (loss) from the
   Portfolio --
   Investment transactions (identified
      cost basis)                         $ (37,772,390)
   Foreign currency and forward foreign
      currency exchange
      contract transactions                    (754,408)
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                           (99,083,703)
   Foreign currency and forward foreign
      currency exchange
      contract transactions                     399,257
-------------------------------------------------------
NET REALIZED LOSS                         $(137,211,244)
-------------------------------------------------------
Change in unrealized appreciation
   (depreciation) from the Portfolo --
   Investment (identified cost basis)     $ (17,244,740)
   Foreign currency and forward foreign
      currency exchange contracts               337,991
Change in unrealized appreciation
   (depreciation) --
   Investment (identified cost basis)       (50,458,949)
   Foreign currency and forward foreign
      currency exchange contracts              (123,062)
-------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ (67,488,760)
-------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(204,700,004)
-------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(120,162,381)
-------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED          YEAR ENDED
IN NET ASSETS                             SEPTEMBER 30, 2001  SEPTEMBER 30, 2000
--------------------------------------------------------------------------------
From operations --
   Net investment income                  $       84,537,623  $       49,913,351
   Net realized gain (loss)                     (137,211,244)            196,128
   Net change in unrealized
      appreciation (depreciation)                (67,488,760)        (39,181,170)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $     (120,162,381) $       10,928,309
--------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                             $      (89,156,088) $      (48,865,181)
      Class I                                       (864,807)           (413,496)
   In excess of net investment income
      Class A                                     (2,179,885)                 --
      Class I                                        (41,250)               (438)
   Tax return of capital
      Class A                                     (1,643,408)                 --
      Class I                                        (10,759)                 --
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $      (93,896,197) $      (49,279,115)
--------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $      480,680,839  $      500,767,783
      Class I                                      3,297,591          12,226,722
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                     54,348,420          25,151,917
      Class I                                        748,355             371,164
   Cost of shares redeemed
      Class A                                   (264,658,282)       (133,999,322)
      Class I                                     (6,841,249)         (1,441,856)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $      267,575,674  $      403,076,408
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $       53,517,096  $      364,725,602
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of year                      $      696,088,506  $      331,362,904
--------------------------------------------------------------------------------
AT END OF YEAR                            $      749,605,602  $      696,088,506
--------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
--------------------------------------------------------------------------------
AT END OF YEAR                            $       (3,643,685) $        5,483,272
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                               CLASS A
                                  -----------------------------------------------------------------
                                                      YEAR ENDED SEPTEMBER 30,
                                  -----------------------------------------------------------------
                                    2001(1)        2000(1)        1999         1998         1997
---------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $  7.750       $  8.160      $  8.030     $  8.700     $  8.120
---------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------
Net investment income              $  0.766       $  0.833      $  0.830     $  0.810     $  0.790
Net realized and unrealized
   gain (loss)                       (1.817)        (0.419)        0.110       (0.700)       0.570
---------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $ (1.051)      $  0.414      $  0.940     $  0.110     $  1.360
---------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------
From net investment income         $ (0.824)      $ (0.824)     $ (0.810)    $ (0.780)    $ (0.770)
In excess of net investment
   income                            (0.022)            --            --           --       (0.010)
Tax return of capital                (0.013)            --            --           --           --
---------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.859)      $ (0.824)     $ (0.810)    $ (0.780)    $ (0.780)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $  5.840       $  7.750      $  8.160     $  8.030     $  8.700
---------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                      (14.43)%         5.01%        11.97%        0.98%       17.68%
---------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $743,808       $685,322      $331,130     $224,960     $207,522
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.06%          1.04%         1.01%        1.04%        1.05%
   Net investment income              11.28%         10.18%         9.97%        9.22%        9.32%
Portfolio Turnover of the
   Fund(4)                               70%            98%          132%         141%         105%
Portfolio Turnover of the
   Portfolio(5)                          16%            --            --           --           --
---------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.
 (4) Represents the rate of portfolio activity for the period during which the fund was making investment directly in securities.
 (5) For the period from commencement of the Portfolio's operations, July 23, 2001, to September 30, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                   CLASS I
                                  -----------------------------------------
                                          YEAR ENDED SEPTEMBER 30,
                                  -----------------------------------------
                                    2001(1)        2000(1)        1999(2)
---------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.210        $ 9.710        $10.000
---------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------
Net investment income               $ 0.951        $ 0.995        $ 0.250
Net realized and unrealized
   loss                              (2.169)        (0.498)        (0.290)(3)
---------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(1.218)       $ 0.497        $(0.040)
---------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------
From net investment income          $(0.974)       $(0.996)       $(0.250)
In excess of net investment
   income                            (0.045)        (0.001)            --
Tax return of capital                (0.013)            --             --
---------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(1.032)       $(0.997)       $(0.250)
---------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 6.960        $ 9.210        $ 9.710
---------------------------------------------------------------------------

TOTAL RETURN(4)                      (14.08)%         5.07%         (0.44)%
---------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $ 5,798        $10,766        $   233
Ratios (As a percentage of
   average daily net assets):
   Expenses(5)                         0.84%          0.84%          0.89%(6)
   Net investment income              11.64%         10.33%         10.12%(6)
Portfolio Turnover of the
   Fund(7)                               70%            98%           132%
Portfolio Turnover of the
   Portfolio(8)                          16%            --             --
---------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) For the period from the commencement of offering of Class I shares, July 1, 1999, to September 30, 1999.
 (3) The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
 (4) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (5)  Includes the Fund's share of the Portfolio's allocated expenses.
 (6)  Annualized.
 (7) Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.
 (8) For the period from commencement of the Portfolio's operations, July 23, 2001, to September 30, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Income Fund of Boston (the Fund), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The Fund offers two classes of shares: Class A shares and Class I shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase;
   Class I shares are sold at net asset value. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its service plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in the Boston Income Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at September 30, 2001). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with the accounting principles generally accepted in the United States of America. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly. During this period, dividend income was recorded on the ex-dividend date and interest income was determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At September 30, 2001, the Fund, for federal income tax purposes, had a capital loss carryover of $9,608,184 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on September 30, 2003 ($1,177), September 30, 2004 ($2,446,478), September 30,
   2008 ($2,872,561) and September 30, 2009 ($4,287,968), respectively. At
   September 30, 2001 net capital losses of $130,635,364 attributable to security transactions incurred after October 31, 2000, are treated as arising on the first day of the Fund's next taxable year.

 D Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 E Other -- Investment transactions are accounted for on a trade-date basis.
   Gains and losses on securities sold were determined on the basis of identified cost.

2 Distributions to Shareholders
-------------------------------------------
   The net investment income of the Fund is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS A                                   2001          2000
    --------------------------------------------------------------------
    Sales                                       69,812,306    61,113,218
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 8,134,824     3,098,008
    Redemptions                                (39,123,487)  (16,311,518)
    --------------------------------------------------------------------
    NET INCREASE                                38,823,643    47,899,708
    --------------------------------------------------------------------

                                               YEAR ENDED SEPTEMBER 30,
                                              --------------------------
    CLASS I                                   2001          2000
    --------------------------------------------------------------------
    Sales                                          405,884     1,255,833
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    93,036        38,976
    Redemptions                                   (834,156)     (150,146)
    --------------------------------------------------------------------
    NET INCREASE (DECREASE)                       (335,236)    1,144,663
    --------------------------------------------------------------------

4 Transactions with Affiliates
-------------------------------------------
   Prior to the Fund's investment in the Portfolio on July 23, 2001, Eaton Vance Management (EVM) earned an investment adviser fee as compensation for management and investment advisory services rendered to the Fund. The fee was at an annual rate of 0.625% of the Fund's average daily net assets, and amounted to $3,710,340 for that period. Since July 23, 2001, EVM has served only as administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   Except as to Trustees of the Fund who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. The Fund was informed that Eaton Vance Distributors Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $345,996 as its portion of the sales charge on sales of Class A shares during the year ended September 30, 2001.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5 Service Plan
-------------------------------------------
   The Fund has in effect a service plan for Class A shares (the Plan). The Plan authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fee payments for the year ended September 30, 2001 amounted to $1,644,104 for Class A shares.

6 Investment Transactions
-------------------------------------------
   Prior to July 23, 2001, purchases and sales of investments other than short-term obligations, aggregated $700,719,471 and $476,100,231, respectively. On July 23, 2001, the Fund transferred net assets with a value of $762,800,395 (substantially all its investable assets), including unrealized depreciation of $103,921,084 to the Portfolio in exchange for an interest in the Portfolio. Subsequent to the transfer of net assets to the Portfolio on July 23, 2001, increases and decreases in the Fund's investment in the Portfolio aggregated $89,671,754 and $60,855,700, respectively, for the period from July 23, 2001 to September 30, 2001.

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

7 Shareholder Meeting (Unaudited)
-------------------------------------------
   The Fund held a Special Meeting of Shareholders on June 15, 2001. The following action was taken by shareholders:

   ITEM 1: The election of seven Trustees of the Fund.

   The results of the vote on the proposal were as follows:

                                                 NUMBER OR SHARES
                                              -----------------------
    NOMINEE FOR TRUSTEE                       FOR          WITHHELD
    -----------------------------------------------------------------
    Jessica M. Bibliowicz                      71,490,800   1,203,453
    Donald R. Dwight                           71,498,136   1,196,117
    James B. Hawkes                            71,497,506   1,196,747
    Samuel L. Hayes, III                       71,503,532   1,190,721
    Norton H. Reamer                           71,493,131   1,201,122
    Lynn A. Stout                              71,503,579   1,190,674
    Jack L. Treynor                            71,494,851   1,199,402

   The following action was taken at an Adjourned Session of the June 15, 2001 meeting held July 13, 2001:

   ITEM 2: To adopt a new investment policy to permit a new investment structure.

   The results of the vote on the proposal were as follows:

    FOR                                        53,510,900
    AGAINST                                     1,986,100
    ABSTAIN                                     2,942,178
    NOT VOTING                                          0

   ITEM 3A: To authorize the Fund to vote at a meeting of holders of interests of the Boston Income Portfolio for the election of seven Trustees of the Portfolio.

   The results of the vote on the proposal were as follows:

                                                 NUMBER OR SHARES
                                              -----------------------
    NOMINEE FOR TRUSTEE                       FOR          WITHHELD
    -----------------------------------------------------------------
    Jessica M. Bibliowicz                      54,993,515   3,445,662
    Donald R. Dwight                           55,036,391   3,402,786
    James B. Hawkes                            55,065,736   3,373,442
    Samuel L. Hayes, III                       55,037,173   3,402,005
    Norton H. Reamer                           55,046,618   3,392,560
    Lynn A. Stout                              55,075,796   3,363,381
    Jack L. Treynor                            54,978,281   3,460,897

   ITEM 3B: To authorize the Fund to vote at a meeting of holders of interests of the Boston Income Portfolio to approve the Investment Advisory Agreement between the Portfolio and Boston Management and Research.

   The results of the vote on the proposal were as follows:

    FOR                                        54,421,124
    AGAINST                                     1,144,808
    ABSTAIN                                     2,573,246
    NOT VOTING                                          0

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 2001

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE INCOME FUND OF BOSTON:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Eaton Vance Income Fund of Boston (the "Fund") at September 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 16, 2001

BOSTON INCOME PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS

SENIOR, SECURED, FLOATING - RATE INTERESTS -- 0.9%

SECURITY                                          SHARES           VALUE
-------------------------------------------------------------------------------
Manufacturing -- 0.4%
-------------------------------------------------------------------------------
Blount International, Inc., Term B,
8/19/04                                               3,191,817    $  2,798,166
-------------------------------------------------------------------------------
                                                                   $  2,798,166
-------------------------------------------------------------------------------
Services -- 0.5%
-------------------------------------------------------------------------------
Rose Hills Company, Sr. Sub Notes,
11/1/03                                               3,927,937    $  3,751,179
-------------------------------------------------------------------------------
                                                                   $  3,751,179
-------------------------------------------------------------------------------
Total Senior, Secured, Floating -- Rate Interests
   (identified cost $6,523,638)                                    $  6,549,345
-------------------------------------------------------------------------------

CORPORATE BONDS - NOTES -- 83.0%

                                                  PRINCIPAL
                                                  AMOUNT
SECURITY                                          (000'S OMITTED)  VALUE
-------------------------------------------------------------------------------
Aerospace and Defense -- 2.2%
-------------------------------------------------------------------------------
Alliant Techsystems, Inc., Sr. Sub.
Notes, 8.50%, 5/15/11(1)                           $      2,475    $  2,549,250
Dunlop Stand Aero Holdings, Sr. Notes,
11.875%, 5/15/09                                          7,600       7,106,000
Sequa Corp., 8.875%, 4/1/08                               1,710       1,427,850
Sequa Corp., Sr. Notes, 9.00%, 8/1/09                     1,200       1,032,000
Transdigm, Inc., 10.375%, 12/1/08                         5,675       4,540,000
-------------------------------------------------------------------------------
                                                                   $ 16,655,100
-------------------------------------------------------------------------------
Airlines -- 1.2%
-------------------------------------------------------------------------------
Northwest Airlines, Inc.,
7.875%, 3/15/08                                    $      4,290    $  2,602,155
Northwest Airlines, Inc.,
8.875%, 6/1/06                                            8,960       6,122,941
-------------------------------------------------------------------------------
                                                                   $  8,725,096
-------------------------------------------------------------------------------
Apparel -- 0.8%
-------------------------------------------------------------------------------
Tropical Sportswear International,
11.00%, 6/15/08                                    $      1,200    $  1,110,000
William Carter, Sr. Sub. Notes,
10.875%, 8/15/11(1)                                       5,230       5,334,600
-------------------------------------------------------------------------------
                                                                   $  6,444,600
-------------------------------------------------------------------------------
Auto and Parts -- 0.6%
-------------------------------------------------------------------------------
Delco Remy International,
10.625%, 8/1/06                                    $      1,000    $    980,000
                                                  PRINCIPAL
                                                  AMOUNT
SECURITY                                          (000'S OMITTED)  VALUE
-------------------------------------------------------------------------------

Auto and Parts (continued)
-------------------------------------------------------------------------------
Delco Remy International,
11.00%, 5/1/09(1)                                  $      2,260    $  2,260,000
Hayes Lemmerz International, Inc.,
11.875%, 6/15/06(1)                                       1,950       1,043,250
Talon Automotive Group, Sr. Sub. Notes,
9.625%, 5/1/08(2)                                         2,550          38,250
-------------------------------------------------------------------------------
                                                                   $  4,321,500
-------------------------------------------------------------------------------
Broadcasting and Cable -- 14.2%
-------------------------------------------------------------------------------
ACME Television Services, Inc.,
10.875%, 9/30/04                                   $      5,975    $  5,258,000
Charter Communication Holdings LLC, Sr.
Notes, 10.00%, 4/1/09                                       820         793,350
Charter Communication Holdings, Sr.
Disc. Notes, 13.50%, (0% until 2006)
1/15/11                                                   5,915       3,460,275
Charter Communication Holdings, Sr.
Notes, 10.75%, 10/1/09                                   15,925      15,925,000
Charter Communication Holdings, Sr.
Notes, 11.125%, 1/15/11                                   3,200       3,256,000
CSC Holdings Inc., Sr. Notes,
7.625%, 4/1/11(1)                                         6,000       5,945,814
Diamond Cable Communications Co., Sr.
Disc. Notes, 11.75%, 12/15/05                             1,395         578,925
Echostar Broadband Corp., Sr. Notes,
10.375%, 10/1/07                                          1,145       1,162,175
Emmis Communications Corp.,
12.50%, (0% until 2006) 3/15/11                          12,340       6,601,900
Granite Broadcasting Corp., Sr. Sub.
Notes, 8.875%, 5/15/08                                    2,000       1,370,000
Granite Broadcasting Corp., Sr. Sub.
Notes, 9.375%, 12/1/05                                      305         199,775
Granite Broadcasting Corp., Sr. Sub.
Notes, 10.375%, 5/15/05                                   1,513       1,036,336
Insight Communications, Sr. Disc. Notes,
12.25%, (0% until 2006) 2/15/11                           6,515       3,485,525
Mediacom LLC/Capital Corp., Sr. Notes,
9.50%, 1/15/13                                            7,935       7,915,162
Muzak Holdings LLC, 9.875%, 3/15/09                       3,335       2,918,125
Muzak Holdings LLC, Sr. Disc. Notes,
13.00%, (0% until 2004), 3/15/10                          2,812       1,504,420
NTL Communications Corp., Sr. Notes,
9.25%, 11/15/06                           EUR               300         119,965
NTL Communications Corp., Sr. Notes,
11.50%, 10/1/08                                           1,375         694,375

                       SEE NOTES TO FINANCIAL STATEMENTS

BOSTON INCOME PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS CONT'D

                                                  PRINCIPAL
                                                  AMOUNT
SECURITY                                          (000'S OMITTED)  VALUE
-------------------------------------------------------------------------------

Broadcasting and Cable (continued)
-------------------------------------------------------------------------------
NTL Communications Corp., Sr. Notes,
11.875%, 10/1/10                                   $      3,940    $  1,999,550
Ono Finance PLC, 13.00%, 5/1/09                           3,940       2,383,700
Ono Finance PLC, Sr. Notes,
14.00%, 2/15/11                                           2,520       1,575,000
Pegasus Communications Corp., Sr. Notes,
9.625%, 10/15/05                                            280         236,600
Pegasus Communications Corp., Sr. Notes,
9.75%, 12/1/06                                            1,775       1,464,375
Pegasus Communications Corp., Sr. Notes,
12.50%, 8/1/07                                            1,800       1,557,000
Pegasus Satellite, 12.375%, 8/1/06                        3,945       3,491,325
Pegasus Satellite, Sr. Disc. Notes,
13.50%, (0% until 2004) 3/1/07                            2,855       1,555,975
Radio One, Inc., Sr. Sub. Notes,
8.875%, 7/1/11(1)                                         5,400       5,346,000
RCN Corp., Sr. Disc. Notes,
9.80%, (0% until 2003), 2/15/08                             411          88,365
Sinclair Broadcast Group,
9.00%, 7/15/07                                            2,820       2,552,100
Sinclair Broadcast Group, Sr. Sub.
Notes, 8.75%, 12/15/07                                      800         708,000
Sinclair Broadcast Group, Sr. Sub.
Notes, 10.00%, 9/30/05                                    2,740       2,630,400
Telemundo Holdings, Inc., Sr. Disc.
Notes, 11.50%, (0% until 2003), 8/15/08                   4,700       3,948,000
Telemundo Holdings, Inc., Sr. Disc.
Notes, 11.50%, (0% until 2003)
8/15/08(1)                                                5,480       4,603,200
Telewest Communication PLC,
9.875%, (0% until 2004), 4/15/09          GBP             2,425       1,143,698
Telewest Communication PLC, Debs.,
11.00%, 10/1/07                                           9,130       5,843,200
Telewest Communication PLC, Sr. Disc.
Notes, 9.25%, (0% until 2004), 4/15/09                    6,254       2,235,805
Telewest Communication PLC, Sr. Notes,
11.25%, 11/1/08                                           1,800       1,179,000
-------------------------------------------------------------------------------
                                                                   $106,766,415
-------------------------------------------------------------------------------
Building Materials -- 0.6%
-------------------------------------------------------------------------------
Ryland Group, Sr. Sub. Notes,
9.125%, 6/15/11                                    $      5,000    $  4,625,000
-------------------------------------------------------------------------------
                                                                   $  4,625,000
-------------------------------------------------------------------------------
                                                  PRINCIPAL
                                                  AMOUNT
SECURITY                                          (000'S OMITTED)  VALUE
-------------------------------------------------------------------------------
Business Services - Miscellaneous -- 1.5%
-------------------------------------------------------------------------------
Airgas, Inc., Sr. Sub. Note,
9.125%, 10/1/11(1)                                 $      2,990    $  3,034,850
AP Holdings, Inc., Sr. Disc. Notes,
11.25%, (0% until 2003), 3/15/08                          2,450         177,625
Coinmach Corp., Sr. Notes,
11.75%, 11/15/05                                          1,955       1,984,325
Intertek Finance PLC, Sr. Sub. Notes,
Series B, 10.25%, 11/1/06                                 1,400       1,071,000
Service Corp. International,
6.00%, 12/15/05                                             800         678,000
Stewart Enterprises, 10.75%, 7/1/08(1)                    3,460       3,684,900
Stewart Enterprises, 6.40%, Variable
Rate, 5/1/03                                                353         352,476
-------------------------------------------------------------------------------
                                                                   $ 10,983,176
-------------------------------------------------------------------------------
Business Services - Rental & Leasing -- 0.3%
-------------------------------------------------------------------------------
Anthony Crane Rental LP, Guaranteed Sr.
Notes, Series B, 10.375%, 8/1/08                   $      1,000    $    505,000
Neff Corp., 10.25%, 6/1/08                                1,950       1,082,250
Neff Corp., Guaranteed Sr. Sub. Notes,
10.25%, 6/1/08                                              625         346,875
-------------------------------------------------------------------------------
                                                                   $  1,934,125
-------------------------------------------------------------------------------
Chemicals -- 1.7%
-------------------------------------------------------------------------------
Avecia Group PLC, 11.00%, 7/1/09                   $      2,350    $  2,220,750
Hercules Inc., 11.125%, 11/15/07(1)                       2,970       2,866,050
MacDermid, Inc., 9.125%, 7/15/11                          1,655       1,522,600
Noveon, Inc., 11.00%, 2/28/11                             3,780       3,723,300
PCI Chemicals Canada, Inc.,
9.25%, 10/15/07(2)                                        3,000       1,065,000
Texas Petrochemical Corp., Sr. Sub.
Notes, 11.125%, 7/1/06                                    1,225         949,375
Vantico Group, 12.00%, 8/1/10             EUR               610         495,691
-------------------------------------------------------------------------------
                                                                   $ 12,842,766
-------------------------------------------------------------------------------
Consumer Products -- 0.5%
-------------------------------------------------------------------------------
Amscan Holdings, Inc., Sr. Sub. Notes,
9.875%, 12/15/07                                   $      1,920    $  1,545,600
Fedders North America, 9.375%, 8/15/07                      850         735,250
Weight Watcher International, Inc.,
13.00%, 10/1/09                                           1,400       1,582,000
-------------------------------------------------------------------------------
                                                                   $  3,862,850
-------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

BOSTON INCOME PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS CONT'D

                                                  PRINCIPAL
                                                  AMOUNT
SECURITY                                          (000'S OMITTED)  VALUE
-------------------------------------------------------------------------------
Containers and Packaging -- 1.7%
-------------------------------------------------------------------------------
Bear Island LLC, Sr. Notes,
10.00%, 12/1/07                                    $        640    $    566,400
Crown Cork and Seal Finance PLC,
7.00%, 12/15/06                                           1,800         783,000
Riverwood International Corp.,
10.875%, 4/1/08                                           3,000       2,715,000
Stone Container Corp., Sr. Notes,
9.25%, 2/1/08                                             5,855       5,928,187
Stone Container Corp., Sr. Notes,
9.75%, 2/1/11                                               775         786,625
Stone Container Corp., Sr. Notes,
12.58%, 8/1/16                                            1,800       1,939,500
-------------------------------------------------------------------------------
                                                                   $ 12,718,712
-------------------------------------------------------------------------------
Drugs -- 0.2%
-------------------------------------------------------------------------------
King Pharmaceutical, Inc.,
10.75%, 2/15/09                                    $      1,175    $  1,295,437
-------------------------------------------------------------------------------
                                                                   $  1,295,437
-------------------------------------------------------------------------------
Electrical Equipment -- 3.9%
-------------------------------------------------------------------------------
AES Corp., Sr. Notes, 8.75%, 12/15/02              $      1,880    $  1,851,800
AES Corp., Sr. Notes, 8.75%, 6/15/08                      6,350       5,508,625
AES Corp., Sr. Notes, 8.875%, 2/15/11                       520         442,000
AES Corp., Sr. Notes, 9.375%, 9/15/10                     6,650       5,752,250
AES Corp., Sr. Notes, 9.50%, 6/1/09                       1,400       1,232,000
Calpine Corp., Sr. Notes,
7.875%, 4/1/08                                            1,000         959,614
Calpine Corp., Sr. Notes,
8.50%, 2/15/11                                            2,120       2,058,800
Calpine Corp., Sr. Notes,
8.625%, 8/15/10                                          10,550      10,330,391
Calpine Corp., Sr. Notes,
8.75%, 7/15/07                                            1,050       1,032,400
-------------------------------------------------------------------------------
                                                                   $ 29,167,880
-------------------------------------------------------------------------------
Electronic Equipment -- 0.5%
-------------------------------------------------------------------------------
Flextronics International Ltd., Sr. Sub.
Notes, 9.875%, 7/1/10                              $      4,105    $  4,063,950
-------------------------------------------------------------------------------
                                                                   $  4,063,950
-------------------------------------------------------------------------------
Electronics - Instruments -- 0.1%
-------------------------------------------------------------------------------
Wesco Distribution Inc., Sr. Sub. Notes,
9.125%, 6/1/08(1)                                  $      1,200    $  1,038,000
-------------------------------------------------------------------------------
                                                                   $  1,038,000
-------------------------------------------------------------------------------
                                                  PRINCIPAL
                                                  AMOUNT
SECURITY                                          (000'S OMITTED)  VALUE
-------------------------------------------------------------------------------
Energy Services -- 0.7%
-------------------------------------------------------------------------------
BRL Universal Equipment, 8.875%, 2/15/08           $      2,480    $  2,467,600
CMS Energy Corp., Sr. Notes,
9.875%, 10/15/07                                            175         181,126
Hornbeck Leevac Marine Service, Sr.
Notes, 10.625%, 8/1/08(1)                                 2,812       2,657,340
-------------------------------------------------------------------------------
                                                                   $  5,306,066
-------------------------------------------------------------------------------
Entertainment -- 0.6%
-------------------------------------------------------------------------------
Premier Parks, Inc., Sr. Notes,
9.25%, 4/1/06                                      $      1,000    $    940,000
Premier Parks, Inc., Sr. Notes,
9.75%, 6/15/07                                            3,820       3,629,000
-------------------------------------------------------------------------------
                                                                   $  4,569,000
-------------------------------------------------------------------------------
Financial Services -- 0.2%
-------------------------------------------------------------------------------
Willis Corroon Corp., 9.00%, 2/1/09                $      1,600    $  1,664,000
-------------------------------------------------------------------------------
                                                                   $  1,664,000
-------------------------------------------------------------------------------
Foods -- 2.2%
-------------------------------------------------------------------------------
Luigino's, Inc., Sr. Sub. Notes,
10.00%, 2/1/06                                     $      2,565    $  2,411,100
Michael Foods, 11.75%, 4/1/11                             4,535       4,739,075
New World Pasta Company, 9.25%, 2/15/09                   3,765       2,880,225
Pilgrim's Pride Corp., 9.625%, 9/15/11                    2,155       2,176,550
Premier International Foods, Sr. Notes,
12.00%, 9/1/09                                            4,273       4,379,825
-------------------------------------------------------------------------------
                                                                   $ 16,586,775
-------------------------------------------------------------------------------
Gaming -- 1.0%
-------------------------------------------------------------------------------
Argosy Gaming Co., Sr. Sub. Notes,
9.00%, 9/1/11                                      $        950    $    950,000
Penn National Gaming, Inc.,
11.125%, 3/1/08                                           6,655       6,738,187
-------------------------------------------------------------------------------
                                                                   $  7,688,187
-------------------------------------------------------------------------------
Health Services -- 4.7%
-------------------------------------------------------------------------------
Advance PCS, Sr. Notes, 8.50%, 4/1/08              $        600    $    607,500
Alliance Imaging, Sr. Sub Notes,
10.375%, 4/15/11                                          3,380       3,505,060

                       SEE NOTES TO FINANCIAL STATEMENTS

BOSTON INCOME PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS CONT'D

                                                  PRINCIPAL
                                                  AMOUNT
SECURITY                                          (000'S OMITTED)  VALUE
-------------------------------------------------------------------------------

Health Services (continued)
-------------------------------------------------------------------------------
Amerisourcebergen Corp., Sr. Notes,
8.125%, 9/1/08(1)                                  $      2,955    $  3,065,812
DaVita Inc., 9.25%, 4/15/11                               5,520       5,713,200
HCA - The Healthcare Co., 8.75%, 9/1/10                   5,200       5,622,500
Lifepoint Hospitals Holding,
10.75%, 5/15/09                                             830         925,450
Magellan Health Services, Sr. Notes,
9.375%, 11/15/07(1)                                       1,320       1,353,000
Manor Care Inc., 8.00%, 3/1/08                            1,665       1,721,194
Omnicare, Inc., 5.00%, 12/1/07                            2,000       1,777,500
Select Medical Corp., Sr. Sub. Notes,
9.50%, 6/15/09                                            2,400       2,268,000
Triad Hospitals Holdings,
11.00%, 5/15/09                                           1,000       1,082,500
Vanguard Health Systems, Sr. Sub Notes,
9.75%, 8/1/11(1)                                          7,280       7,462,000
-------------------------------------------------------------------------------
                                                                   $ 35,103,716
-------------------------------------------------------------------------------
Household Products -- 0.6%
-------------------------------------------------------------------------------
Playtex Products, Inc., 9.375%, 6/1/11             $      4,780    $  4,851,700
-------------------------------------------------------------------------------
                                                                   $  4,851,700
-------------------------------------------------------------------------------
Information Technology Services -- 0.5%
-------------------------------------------------------------------------------
Diva Systems Corp., Sr. Notes,
12.625%, (0% until 2003), 3/1/08                   $      6,175    $    833,625
Equinix, Inc., Sr. Notes,
13.00%, 12/1/07                                           3,500       1,242,500
Exodus Communications Inc., Sr. Notes,
11.375%, 7/15/08                          EUR               100           9,107
Fisher Scientific International, Sr.
Sub. Notes, 9.00%, 2/1/08                                   540         538,650
Ingram Micro, Inc., Sr. Sub. Notes,
9.875%, 8/15/08(1)                                        1,355       1,246,600
PSINet, Inc., Sr. Notes,
10.50%, 12/1/06(2)                        EUR               700          31,874
PSINet, Inc., Sr. Notes,
11.00%, 8/1/09(2)                         EUR             1,000          36,428
-------------------------------------------------------------------------------
                                                                   $  3,938,784
-------------------------------------------------------------------------------
Lodging and Gaming -- 9.6%
-------------------------------------------------------------------------------
Ameristar Casinos, 10.75%, 2/15/09                 $      1,650    $  1,683,000
Anchor Gaming, 9.875%, 10/15/08                           4,880       5,002,000
Felcor Lodging L.P., Sr. Notes,
8.50%, 6/1/11(1)                                          2,555       2,312,275
Hollywood Casino Corp., 11.25%, 5/1/07                      425         431,375
                                                  PRINCIPAL
                                                  AMOUNT
SECURITY                                          (000'S OMITTED)  VALUE
-------------------------------------------------------------------------------

Lodging and Gaming (continued)
-------------------------------------------------------------------------------
Hollywood Casino Corp., 10.51%, Variable
Rate, 5/1/06                                       $      4,375    $  4,440,625
Hollywood Casino Shreveport, First
Mortgage Bonds, 13.00%, 8/1/06                            6,995       6,015,700
Majestic Star LLC, 10.875%, 7/1/06                        1,400       1,281,000
Mandalay Resort Group, Sr. Notes,
9.50%, 8/1/08                                             1,650       1,592,250
Mandalay Resort Group, Sr. Sub. Notes,
10.25%, 8/1/07                                            9,630       8,907,750
MGM Mirage, Inc., 8.375%, 2/1/11                          4,800       4,344,000
MGM Mirage, Inc., 8.50%, 9/15/10                          6,250       6,038,444
MGM Mirage, Inc., 9.75%, 6/1/07                           5,750       5,663,750
Park Place Entertainment, Sr. Sub.
Notes, 8.125%, 5/15/11                                      790         726,800
Park Place Entertainment, Sr. Sub.
Notes, 8.875%, 9/15/08                                    2,315       2,205,038
Sun International Hotels,
8.625%, 12/15/07                                          1,500       1,312,500
Sun International Hotels, Sr. Sub.
Notes, 8.875%, 8/15/11(1)                                 6,700       5,762,000
Sun International Hotels, Sr. Sub.
Notes, 9.00%, 3/15/07                                     4,445       4,000,500
Waterford Gaming LLC, Sr. Notes,
9.50%, 3/15/10(1)                                        11,090      10,369,150
-------------------------------------------------------------------------------
                                                                   $ 72,088,157
-------------------------------------------------------------------------------
Machinery -- 1.8%
-------------------------------------------------------------------------------
Briggs & Stratton Corp., Sr. Notes,
8.875%, 3/15/11(1)                                 $      3,705    $  3,612,375
Flowserve Corp., 12.25%, 8/15/10                          3,555       3,697,200
Manitowoc Co., Inc. (The), Sr. Sub.
Notes, 10.375%, 5/15/11                   EUR             1,900       1,579,620
Terex Corp., Sr. Sub. Notes,
10.375%, 4/1/11(1)                                        4,540       4,381,100
-------------------------------------------------------------------------------
                                                                   $ 13,270,295
-------------------------------------------------------------------------------
Manufacturing -- 2.4%
-------------------------------------------------------------------------------
Dresser, Inc., Sr. Sub. Notes,
9.375%, 4/15/11(1)                                 $     10,695    $ 10,695,000
Insilco Corp., 12.00%, 8/15/07                            6,600       1,023,000
Motors and Gears, Inc., Sr. Notes,
10.75%, 11/15/06                                          1,275       1,102,875
Roller Bearing Holdings Co., Sr. Disc.
Notes, 13.00%, (0% until 2002)
6/15/09(1)                                                3,467       1,681,495

                       SEE NOTES TO FINANCIAL STATEMENTS

BOSTON INCOME PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS CONT'D

                                                  PRINCIPAL
                                                  AMOUNT
SECURITY                                          (000'S OMITTED)  VALUE
-------------------------------------------------------------------------------

Manufacturing (continued)
-------------------------------------------------------------------------------
Tekni-Plex, Inc., 12.75%, 6/15/10                  $      1,170    $  1,023,750
Venture Holding Trust, Sr. Notes,
9.50%, 7/1/05                                             4,003       2,581,935
-------------------------------------------------------------------------------
                                                                   $ 18,108,055
-------------------------------------------------------------------------------
Oil and Gas - Equipment and Services -- 3.8%
-------------------------------------------------------------------------------
Amerigas Partners LP, Sr. Notes ,
8.875%, 5/20/11(1)                                 $      3,150    $  3,181,500
DI Industries, Inc., (Grey Wolf, Inc.),
Sr. Notes, 8.875%, 7/1/07                                   380         343,900
Grant Geophysical, Inc., Sr. Notes,
Series B, 9.75%, 2/15/08                                  1,000         702,500
Hanover Equipment Trust,
8.50%, 9/1/08(1)                                          1,765       1,778,238
Hanover Equipment Trust,
8.75%, 9/1/11(1)                                          4,295       4,316,475
Key Energy Services, Inc.,
14.00%, 1/15/09(1)                                          838         967,890
R&B Falcon Corp., 9.50%, 12/15/08                         2,210       2,604,799
Ram Energy, Inc., Sr. Notes,
11.50%, 2/15/08                                           6,219       5,130,675
SESI, LLC, 8.875%, 5/15/11(1)                             4,540       4,176,800
SESI, LLC, 8.875%, 5/15/11                                  780         717,600
Universal Compression, Inc., Sr. Disc.
Notes, 9.875%, (0% until 2003), 2/15/08                   5,175       4,631,625
-------------------------------------------------------------------------------
                                                                   $ 28,552,002
-------------------------------------------------------------------------------
Oil and Gas - Exploration and Production -- 2.3%
-------------------------------------------------------------------------------
Abraxas Petroleum Corp., 11.50%, 11/1/04           $      7,803    $  6,281,415
Abraxas Petroleum Corp.,
12.875%, 3/15/03                                          1,080       1,074,600
Chesapeake Energy Corp., Sr. Notes,
7.875%, 3/15/04                                             330         328,350
Chesapeake Energy Corp., Sr. Notes,
8.50%, 3/15/12                                            3,170       3,059,050
Comstock Resources, Inc.,
11.25%, 5/1/07                                              975         970,125
El Paso Energy L.P., 8.50%, 6/1/11(1)                     2,040       2,060,400
Plains Resources, Inc., Series B,
10.25%, 3/15/06                                             250         253,750
Plains Resources, Inc., Series D,
10.25%, 3/15/06                                           1,300       1,319,500
                                                  PRINCIPAL
                                                  AMOUNT
SECURITY                                          (000'S OMITTED)  VALUE
-------------------------------------------------------------------------------

Oil and Gas - Exploration and Production (continued)
-------------------------------------------------------------------------------
Plains Resources, Inc., Series F,
10.25%, 3/15/06                                    $      2,075    $  2,106,125
-------------------------------------------------------------------------------
                                                                   $ 17,453,315
-------------------------------------------------------------------------------
Oil and Gas - Refining -- 0.0%
-------------------------------------------------------------------------------
Western Gas Resources, 10.00%, 6/15/09             $        300    $    307,500
-------------------------------------------------------------------------------
                                                                   $    307,500
-------------------------------------------------------------------------------
Paper and Forest Products -- 1.0%
-------------------------------------------------------------------------------
Caraustar Industries, Inc.,
9.875%, 4/1/11                                     $      2,425    $  2,388,625
Georgia Pacific Corp., 8.125%, 5/15/11                    2,400       2,432,813
Norske Skog, Sr. Notes,
8.625%, 6/15/11(1)                                        2,590       2,596,475
-------------------------------------------------------------------------------
                                                                   $  7,417,913
-------------------------------------------------------------------------------
Printing and Business Products -- 0.5%
-------------------------------------------------------------------------------
MDC Communications Corp., Sr. Sub.
Notes, 10.50%, 12/1/06                             $      4,150    $  3,237,000
Merrill Corp., Series B,
12.00%, 5/1/09(2)                                         1,750         463,750
-------------------------------------------------------------------------------
                                                                   $  3,700,750
-------------------------------------------------------------------------------
Printing or Publishing - Diversification -- 0.6%
-------------------------------------------------------------------------------
Hollinger Participation, Sr. Notes,
12.125%, 11/15/10(1)                               $      4,000    $  3,260,000
Von Hoffman Press, Inc., Sr. Sub. Notes,
10.875%, 5/15/07                                          1,275       1,192,125
-------------------------------------------------------------------------------
                                                                   $  4,452,125
-------------------------------------------------------------------------------
Restaurants -- 2.2%
-------------------------------------------------------------------------------
AFC Enterprises, Inc., Sr. Sub Notes,
10.25%, 5/15/07                                    $      9,530    $  9,958,850
New World Coffee, 14.00%, 6/15/03(1)                      5,420       5,196,425
Sbarro, Inc., 11.00%, 9/15/09                             1,290       1,180,350
-------------------------------------------------------------------------------
                                                                   $ 16,335,625
-------------------------------------------------------------------------------
Retail - Food and Drug -- 0.5%
-------------------------------------------------------------------------------
Pantry, Inc., Sr. Sub. Notes,
10.25%, 10/15/07                                   $      3,620    $  3,529,500
-------------------------------------------------------------------------------
                                                                   $  3,529,500
-------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

BOSTON INCOME PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS CONT'D

                                                  PRINCIPAL
                                                  AMOUNT
SECURITY                                          (000'S OMITTED)  VALUE
-------------------------------------------------------------------------------
Retail - General -- 0.1%
-------------------------------------------------------------------------------
Tuesday Morning Corp., Sr. Sub. Notes,
11.00%, 12/15/07                                   $        818    $    781,190
-------------------------------------------------------------------------------
                                                                   $    781,190
-------------------------------------------------------------------------------
Semiconductors -- 0.6%
-------------------------------------------------------------------------------
Chippac International Ltd.,
12.75%, 8/1/09                                     $      1,645    $  1,299,550
Fairchild Semiconductor, Sr. Sub Notes,
10.50%, 2/1/09                                            3,405       3,302,850
-------------------------------------------------------------------------------
                                                                   $  4,602,400
-------------------------------------------------------------------------------
Services -- 0.5%
-------------------------------------------------------------------------------
Coyne International Enterprises, Sr.
Sub. Notes, 11.25%, 6/1/08                         $        840    $    214,200
Kindercare Learning Centers, Inc., Sr.
Sub. Notes, 9.50%, 2/15/09                                1,850       1,692,750
Rose Hills Company, Sr. Sub. Notes,
9.50%, 11/15/04                                           2,400       1,860,000
-------------------------------------------------------------------------------
                                                                   $  3,766,950
-------------------------------------------------------------------------------
Transportation -- 0.5%
-------------------------------------------------------------------------------
Kansas City Southern, 9.50%, 10/1/08               $      2,150    $  2,203,750
MTL, Inc., 7.96%, Variable Rate, 6/15/06                    400         170,000
Pacer International, Inc.,
11.75%, 6/1/07                                            1,731       1,523,280
Sea Containers, Sr. Notes,
7.875%, 2/15/08                                             260         131,300
-------------------------------------------------------------------------------
                                                                   $  4,028,330
-------------------------------------------------------------------------------
Utility - Electric Power Generation -- 0.8%
-------------------------------------------------------------------------------
Edison Mission, Sr. Notes,
10.00%, 8/15/08(1)                                 $      5,885    $  5,913,060
-------------------------------------------------------------------------------
                                                                   $  5,913,060
-------------------------------------------------------------------------------
Waste Management -- 4.2%
-------------------------------------------------------------------------------
Allied Waste, 8.875%, 4/1/08(1)                    $      7,800    $  7,995,000
Allied Waste, 10.00%, 8/1/09                             18,780      18,873,900
Stericycle, Inc., 12.375%, 11/15/09                       4,460       4,839,100
-------------------------------------------------------------------------------
                                                                   $ 31,708,000
-------------------------------------------------------------------------------
Wireless Communication Services -- 6.9%
-------------------------------------------------------------------------------
Airgate PCS, Inc., Sr. Sub. Notes,
13.50%, (0% until 2004), 10/1/09                   $      2,960    $  1,894,400
                                                  PRINCIPAL
                                                  AMOUNT
SECURITY                                          (000'S OMITTED)  VALUE
-------------------------------------------------------------------------------

Wireless Communication Services (continued)
-------------------------------------------------------------------------------
Alamosa Delaware Inc., Sr. Notes,
12.50%, 2/1/11                                     $        696    $    622,920
Alamosa Delaware Inc., Sr. Notes,
13.625%, 8/15/11(1)                                       8,920       8,474,000
Alamosa PCS Holdings, Inc.,
12.875%, (0% until 2005), 2/15/10                           335         162,475
American Tower Corp., 9.375%, 2/1/09                        240         202,200
Crown Castle International Corp., Sr.
Disc. Notes, 10.625%, (0% until 2002)
11/15/07                                                  3,034       2,366,520
Crown Castle International Corp., Sr.
Notes, 10.75%, 8/1/11                                     5,725       5,281,313
Dobson Communications, Sr. Notes,
10.875%, 7/1/10                                           2,500       2,568,750
IWO Holdings, Inc., 14.00%, 1/15/11                       5,600       4,732,000
Loral Space and Commerce, Sr. Notes,
9.50%, 1/15/06                                              300         184,500
McCaw International Ltd., Sr. Disc.
Notes, 13.00%, (0% until 2002) 4/15/07                    5,650       1,101,750
Nextel Communications, Inc., Sr. Disc.
Notes, 10.65%, (0% until 2002), 9/15/07                     660         397,650
Nextel International, Sr. Notes,
12.75%, 8/1/10                                            4,550       1,057,875
Nextel Partners, Inc., Sr. Notes,
11.00%, 3/15/10                                           5,920       3,922,000
NTL (Delaware), Inc.,
5.75%, 12/15/09(3)                                          650         117,813
PTC International Finance II SA,
11.25%, 12/1/09                                             625         596,875
PTC International Finance II SA,
11.25%, 12/1/09                           EUR             1,125         934,711
Spectrasite Holdings, Inc.,
6.75%, 11/15/10(1)                                        1,540         691,075
Spectrasite Holdings, Inc., Sr. Disc.
Notes, 11.25%, (0% until 2004), 4/15/09                  12,235       3,609,325
Spectrasite Holdings, Inc., Sr. Disc.
Notes, 12.00%, (0% until 2003), 7/15/08                   1,150         454,250
Spectrasite Holdings, Inc., Sr. Disc.
Notes, 12.875%, (0% until 2005), 3/15/10                  4,080       1,081,200
Spectrasite Holdings, Inc., Sr. Notes,
10.75%, 3/15/10                                             580         379,900
Spectrasite Holdings, Inc., Sr. Notes,
12.50%, 11/15/10                                            430         307,450
TeleCorp PCS, Inc., 10.00%, (PIK)
10/23/09(4)                                               3,991       2,833,949
TeleCorp PCS, Inc., 10.625%, 7/15/10                      4,930       4,363,050
Triton PCS, Inc., 9.375%, 2/1/11                            680         668,100

                       SEE NOTES TO FINANCIAL STATEMENTS

BOSTON INCOME PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS CONT'D

                                                  PRINCIPAL
                                                  AMOUNT
SECURITY                                          (000'S OMITTED)  VALUE
-------------------------------------------------------------------------------

Wireless Communication Services (continued)
-------------------------------------------------------------------------------
Ubiquitel Operating Co.,
14.00%, (0% until 2005), 4/15/10                   $      6,400    $  2,656,000
-------------------------------------------------------------------------------
                                                                   $ 51,662,051
-------------------------------------------------------------------------------
Wireline Communication Services -- 4.2%
-------------------------------------------------------------------------------
Asia Global Crossing, Sr. Notes,
13.375%, 10/15/10                                  $        800    $    436,000
Carrier1 International SA, Sr. Notes,
13.25%, 2/15/09                                           6,020         571,900
Colt Telecom Group PLC, Sr. Disc. Notes,
12.00%, (0% to 12/01) 12/15/06                              900         634,500
Completel Europe NV,
14.00%, (0% until 2004), 2/15/09                          1,960         245,000
Esprit Telecom Group PLC, Sr. Notes,
11.50%, 12/15/07(2)                                       3,150          47,250
Esprit Telecom Group PLC, Sr. Notes,
11.50%, 12/15/07(2)                       DEM             2,500          11,640
FLAG Ltd., Sr. Notes, 8.25%, 1/30/08                      4,160       2,724,800
FLAG Telecom Holdings Ltd., Sr. Notes,
11.625%, 3/30/10                                          6,120       2,233,800
Global Crossing Holding Ltd.,
8.70%, 8/1/07                                             1,000         425,000
Global Crossing Holding Ltd.,
9.50%, 11/15/09                                           1,690         718,250
Global Crossing Holding Ltd., Sr. Notes,
9.625%, 5/15/08                                             125          54,375
GT Group Telecom, Sr. Disc. Notes,
13.25%, (0% until 2005), 2/1/10                           5,300       1,086,500
Intermedia Communications, Inc., Sr.
Disc. Notes, 11.25%, (0% until 2002),
7/15/07                                                   5,802       5,743,980
Intermedia Communications, Inc., Sr.
Notes, 8.50%, 1/15/08                                     1,250       1,262,500
Intermedia Communications, Inc., Sr.
Notes, 9.50%, 3/1/09                                        650         689,000
Intl. Cabletel, Inc., Sr. Notes,
11.50%, 2/1/06                                            4,115       2,160,375
iPCS Inc., Sr. Disc. Notes,
14.00%, (0% until 2005) 7/15/10                           7,050       3,560,250
Jazztel PLC, Sr. Notes,
13.25%, 12/15/09                          EUR             1,937         558,580
Level 3 Communications, Inc., Sr. Notes,
11.00%, 3/15/08                                             870         391,500
Level 3 Communications, Inc., Sr. Notes,
11.25%, 3/15/10                                             465         202,275
RCN Corp., Sr. Notes, 10.125%, 1/15/10                    1,286         443,670
                                                  PRINCIPAL
                                                  AMOUNT
SECURITY                                          (000'S OMITTED)  VALUE
-------------------------------------------------------------------------------

Wireline Communication Services (continued)
-------------------------------------------------------------------------------
RSL Communications PLC,
10.125%, (0% until 2003), 3/1/08(2)                $      3,500    $    122,500
RSL Communications PLC, Sr. Notes,
12.25%, 11/15/06(2)                                       1,015          40,600
SBA Communications Corp., Sr. Disc.
Notes, 12.00%, (0% until 2003) 3/1/08                     1,310         923,550
SBA Communications Corp., Sr. Notes,
10.25%, 2/1/09                                            1,522       1,225,210
Tele1 Europe BV, Sr. Notes,
11.875%, 12/1/09                          EUR             2,465         381,932
Tele1 Europe BV, Sr. Notes,
13.00%, 5/15/09                                           3,530         758,950
Tritel PCS, Inc., 10.375%, 1/15/11                        3,670       3,137,850
Versatel Telecom BV, 4.00%, 3/30/05(1)    EUR             1,640         298,059
Versatel Telecom BV, Sr. Notes,
11.875%, 7/15/09                                            619         139,275
Versatel Telecom BV, Sr. Notes,
13.25%, 5/15/08                                           2,295         539,325
Viatel, Inc., Sr. Disc. Notes,
12.50%, (0% until 2003), 4/15/08                          1,260           9,450
Viatel, Inc., Sr. Notes,
11.25%, 4/15/08(2)                                          520           3,900
Viatel, Inc., Sr. Notes,
11.50%, 3/15/09(2)                                        2,830          21,226
-------------------------------------------------------------------------------
                                                                   $ 31,802,972
-------------------------------------------------------------------------------
Total Corporate Bonds & Notes
   (identified cost $733,686,600)                                  $624,633,025
-------------------------------------------------------------------------------

COMMON STOCKS, WARRANTS AND RIGHTS -- 0.2%

SECURITY                                          SHARES           VALUE
-------------------------------------------------------------------------------
Broadcasting and Cable -- 0.0%
-------------------------------------------------------------------------------
Ono Finance PLC, Warrants,
Exp. 3/16/11(4)                                           2,520    $    100,800
Ono Finance PLC, Warrants,
Exp. 5/31/09(4)                                           3,440          68,800
Ono Finance PLC, Warrants,
Exp. 5/31/09(4)                           EUR             1,200          21,906
Pegasus Communications Corp.(4)                           5,458          38,206
UIH Australia/Pacific, Inc., Warrants,
Exp. 5/15/06(4)                                             900               0
-------------------------------------------------------------------------------
                                                                   $    229,712
-------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

BOSTON INCOME PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                          SHARES           VALUE
-------------------------------------------------------------------------------
Chemicals -- 0.0%
-------------------------------------------------------------------------------
Sterling Chemicals, Inc., Common(4)                       2,400    $        480
-------------------------------------------------------------------------------
                                                                   $        480
-------------------------------------------------------------------------------
Information Technology Services -- 0.0%
-------------------------------------------------------------------------------
Cybernet Internet Services
International, Inc., Warrants, Exp.
7/1/09(4)                                                 1,675    $          0
Diva Systems Corp., Warrants,
Exp. 3/1/08(4)                                           18,525               0
Equinix, Inc., Warrants, Exp. 12/1/07(4)                  1,500          22,500
-------------------------------------------------------------------------------
                                                                   $     22,500
-------------------------------------------------------------------------------
Lodging and Gaming -- 0.0%
-------------------------------------------------------------------------------
Peninsula Gaming LLC, Convertible
Preferred Membership Interests(4)(5)                      6,338    $     38,027
-------------------------------------------------------------------------------
                                                                   $     38,027
-------------------------------------------------------------------------------
Oil and Gas - Equipment and Services -- 0.0%
-------------------------------------------------------------------------------
Key Energy Group, Inc., Common                           14,489    $     92,150
-------------------------------------------------------------------------------
                                                                   $     92,150
-------------------------------------------------------------------------------
Printing and Business Products -- 0.0%
-------------------------------------------------------------------------------
Merrill Corp., Warrants, Exp. 5/1/09(4)                   1,750    $          0
-------------------------------------------------------------------------------
                                                                   $          0
-------------------------------------------------------------------------------
Restaurants -- 0.0%
-------------------------------------------------------------------------------
New World Coffee, Warrants, Exp.
6/15/06(4)                                                5,420    $          0
-------------------------------------------------------------------------------
                                                                   $          0
-------------------------------------------------------------------------------
Retail - Food and Drug -- 0.1%
-------------------------------------------------------------------------------
Pathmark Stores Inc., Common(4)                          14,739    $    350,715
-------------------------------------------------------------------------------
                                                                   $    350,715
-------------------------------------------------------------------------------
Semiconductors -- 0.0%
-------------------------------------------------------------------------------
Asat Finance, Warrants, Exp., 11/1/06(4)                  3,900    $    196,950
-------------------------------------------------------------------------------
                                                                   $    196,950
-------------------------------------------------------------------------------
SECURITY                                          SHARES           VALUE
-------------------------------------------------------------------------------
Services -- 0.0%
-------------------------------------------------------------------------------
HF Holdings, Inc., Warrants,
Exp. 7/15/02(4)                                           3,400    $          0
-------------------------------------------------------------------------------
                                                                   $          0
-------------------------------------------------------------------------------
Telecommunications Services -- 0.0%
-------------------------------------------------------------------------------
Jordan Telecommunications, Deferred Cash
Rights(4)                                                   700    $          0
-------------------------------------------------------------------------------
                                                                   $          0
-------------------------------------------------------------------------------
Wireless Communication Services -- 0.1%
-------------------------------------------------------------------------------
IWO Holdings, Inc., Warrants,
Exp. 1/15/11(1)(4)                                        5,600    $    448,000
Ubiquitel Operating Co., Warrants,
Exp. 4/15/10(1)(4)                                        6,025         150,625
-------------------------------------------------------------------------------
                                                                   $    598,625
-------------------------------------------------------------------------------
Wireline Communication Services -- 0.0%
-------------------------------------------------------------------------------
Carrier1 International SA, Common(4)(5)                   5,500    $      3,807
Carrier1 International SA, Warrants,
Exp. 2/19/09(1)(4)                                        4,125               0
Completel Europe NV, Common(4)(5)                        98,000          36,750
iPCS Inc., Warrants, Exp. 7/15/10(4)                      4,650         233,081
Primus Telecommunications Group,
Warrants, Exp. 8/1/04(4)                                  1,150               0
Song Networks Holding, ADR, Common                       19,567           7,240
Versatel Telecom BV, Warrants,
Exp. 5/15/08(1)(4)                                        3,500               0
Worldcom, Inc.-MCI Group, Common                             97           1,477
WorldCom, Inc.-World Com Group,
Common(4)                                                 2,436          36,637
-------------------------------------------------------------------------------
                                                                   $    318,992
-------------------------------------------------------------------------------
Total Common Stocks, Warrants and Rights
   (identified cost $1,869,108)                                    $  1,848,151
-------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

BOSTON INCOME PORTFOLIO AS OF SEPTEMBER 30, 2001

PORTFOLIO OF INVESTMENTS CONT'D

CONVERTIBLE PREFERRED STOCKS -- 0.1%

SECURITY                                          SHARES           VALUE
-------------------------------------------------------------------------------
Wireline Communication Services -- 0.1%
-------------------------------------------------------------------------------
Worldcom, Inc.(1)                                        18,750    $    442,969
-------------------------------------------------------------------------------
                                                                   $    442,969
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks
   (identified cost $468,750)                                      $    442,969
-------------------------------------------------------------------------------

PREFERRED STOCKS -- 4.1%

SECURITY                                          SHARES           VALUE
-------------------------------------------------------------------------------
Apparel -- 0.0%
-------------------------------------------------------------------------------
Cluett American Corp., 12.50% (PIK)                           7    $        215
-------------------------------------------------------------------------------
                                                                   $        215
-------------------------------------------------------------------------------
Broadcasting and Cable -- 1.0%
-------------------------------------------------------------------------------
CSC Holdings, Inc., Series M,
11.125% (PIK)                                            36,698    $  3,752,370
Granite Broadcasting Corp.,
12.75% (PIK)                                              2,136         411,182
Pegasus Satellite, 12.75% (PIK)                           4,314       3,289,425
-------------------------------------------------------------------------------
                                                                   $  7,452,977
-------------------------------------------------------------------------------
Business Services - Rental & Leasing -- 0.3%
-------------------------------------------------------------------------------
Crown Castle International Corp., 12.75%
(PIK)                                                     2,818    $  2,261,445
-------------------------------------------------------------------------------
                                                                   $  2,261,445
-------------------------------------------------------------------------------
Wireless Communication Services -- 1.7%
-------------------------------------------------------------------------------
Dobson Communications Corp.,
12.25% (PIK)                                              3,068    $  2,799,706
Dobson Communications Corp.,
12.25% (PIK)                                              1,243       1,134,177
Nextel Communications Corp., 13% (PIK)                    2,455       1,307,287
Nextel Communications, Inc.,
11.125% (PIK)                                             3,757       1,624,903
Rural Cellular Corp., 11.375% (PIK)                       3,324       2,684,130
Rural Cellular Corp., 12.25%                              3,834       3,095,955
-------------------------------------------------------------------------------
                                                                   $ 12,646,158
-------------------------------------------------------------------------------
SECURITY                                          SHARES           VALUE
-------------------------------------------------------------------------------

Wireline Communication Services -- 1.1%
-------------------------------------------------------------------------------
Broadwing Communications, Series B,
12.50%                                                    8,382    $  7,732,395
Global Crossing Holding Ltd., 10.5%
(PIK)                                                    28,000         567,000
Global Crossing Holding Ltd., 6.75%                      10,350         437,288
Nextlink Communications, 14% (PIK)                          261           1,892
-------------------------------------------------------------------------------
                                                                   $  8,738,575
-------------------------------------------------------------------------------
Total Preferred Stocks
   (identified cost $42,909,043)                                   $ 31,099,370
-------------------------------------------------------------------------------

COMMERCIAL PAPER -- 8.2%

                                                  PRINCIPAL
                                                  AMOUNT
SECURITY                                          (000'S OMITTED)  VALUE
-------------------------------------------------------------------------------
American Express, 2.46%, 10/5/01                   $     17,502    $ 17,497,216
CIT Group Holdings, Inc., 3.42%, 10/1/01                 26,391      26,391,000
Prudential Funding Corp., 2.90%, 10/4/01                 18,175      18,170,607
-------------------------------------------------------------------------------
Total Commercial Paper (at amortized cost, $62,058,823)
                                                                   $ 62,058,823
-------------------------------------------------------------------------------
Total Investments -- 96.5%
   (identified cost $847,515,962)                                  $726,631,683
-------------------------------------------------------------------------------
Other Assets, Less Liabilities -- 3.5%                             $ 25,988,497
-------------------------------------------------------------------------------
Net Assets -- 100.0%                                               $752,620,180
-------------------------------------------------------------------------------

 ADR-American Depositary Receipt

 EUR-Euro Dollar

 GBP-British Pound

 DEM-Deutsche Mark

 (PIK)-Payment In Kind.
 (1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (2)  Defaulted security.
 (3)  Convertible bond.
 (4)  Non-income producing security.
 (5)  Restricted security.

                       SEE NOTES TO FINANCIAL STATEMENTS

BOSTON INCOME PORTFOLIO AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2001
Assets
-------------------------------------------------------
Investments, at value (identified cost,
   $847,515,962)                          $ 726,631,683
Cash                                          2,594,062
Foreign currency, at value (identified
   cost, $4,819)                                  5,191
Receivable for investments sold              10,075,970
Interest and dividends receivable            19,153,677
Receivable for open forward foreign
   currency contracts, net                       78,056
Prepaid expenses                                  3,998
-------------------------------------------------------
TOTAL ASSETS                              $ 758,542,637
-------------------------------------------------------

Liabilities
-------------------------------------------------------
Payable for investments purchased         $   5,867,111
Accrued expenses                                 55,346
-------------------------------------------------------
TOTAL LIABILITIES                         $   5,922,457
-------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $ 752,620,180
-------------------------------------------------------
Sources of Net Assets
-------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $ 873,448,013
Net unrealized depreciation (computed on
   the basis of identified cost)           (120,827,833)
-------------------------------------------------------
TOTAL                                     $ 752,620,180
-------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED SEPTEMBER 30, 2001(1)
Investment Income
--------------------------------------------------------
Interest                                    $ 16,404,682
Dividends                                      1,024,638
--------------------------------------------------------
TOTAL INVESTMENT INCOME                     $ 17,429,320
--------------------------------------------------------

Expenses
--------------------------------------------------------
Investment adviser fee                      $    983,668
Custodian fee                                     86,713
Legal and accounting services                     11,512
Miscellaneous                                     10,159
--------------------------------------------------------
TOTAL EXPENSES                              $  1,092,052
--------------------------------------------------------

NET INVESTMENT INCOME                       $ 16,337,268
--------------------------------------------------------

Realized and Unrealized Gain (Loss)
--------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                           $(37,772,390)
   Foreign currency and forward foreign
      currency exchange
      contract transactions                     (754,408)
--------------------------------------------------------
NET REALIZED LOSS                           $(38,526,798)
--------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)      $(17,244,740)
   Foreign currency and forward foreign
      currency exchange contracts                337,991
--------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                           $(16,906,749)
--------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS            $(55,433,547)
--------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS  $(39,096,279)
--------------------------------------------------------

 (1) For the period from the start of business, July 23, 2001, to September 30, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS

BOSTON INCOME PORTFOLIO AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENT OF CHANGES IN NET ASSETS

                                          PERIOD ENDED
INCREASE (DECREASE) IN NET ASSETS         SEPTEMBER 30, 2001(1)
-------------------------------------------------------------------
From operations --
   Net investment income                  $              16,337,268
   Net realized loss                                    (38,526,798)
   Net change in unrealized appreciation
      (depreciation)                                    (16,906,749)
-------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $             (39,096,279)
-------------------------------------------------------------------
Capital transactions --
   Assets contributed by Eaton Vance
      Income Fund
      of Boston                           $             762,800,395
   Contributions                                         89,671,754
   Withdrawals                                          (60,855,700)
-------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
   TRANSACTIONS                           $             791,616,449
-------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $             752,520,170
-------------------------------------------------------------------

Net Assets
-------------------------------------------------------------------
At beginning of period                    $                 100,010
-------------------------------------------------------------------
AT END OF PERIOD                          $             752,620,180
-------------------------------------------------------------------

 (1) For the period from the start of business, July 23, 2001, to September 30, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS

BOSTON INCOME PORTFOLIO AS OF SEPTEMBER 30, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                  PERIOD ENDED
                                  SEPTEMBER 30, 2001(1)
-----------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                                   0.69%(2)
   Net investment income                     10.38%(2)
Portfolio Turnover                              16%
-----------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                        $752,620
-----------------------------------------------------------

 (1) For the period from the start of business, July 23, 2001, to September 30, 2001.
 (2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

BOSTON INCOME PORTFOLIO AS OF SEPTEMBER 30, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Boston Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment company. The Portfolio, which was organized as a trust under the laws of the state of New York on March 13, 2001, seeks to achieve high current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Investments listed on securities exchanges or NASDAQ are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Fixed income investments (other than short-term obligations), including listed investments and investments for which quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which there is no quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date. The Portfolio will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Portfolio will begin amortizing market premium on debt securities effective October 1, 2001. Prior to this date, the Portfolio did not amortize market premium on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Portfolio. The impact of this accounting change has not been determined but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation/depreciation based on securities held as of September 30, 2001.

 C Income Taxes -- The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since some of the Portfolio's investors include regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue
   Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

 D Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

 E Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statements purposes as unrealized until such time as the contracts have been closed.

 F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations. For the period ended September 30, 2001, the Portfolio's custodian fee was reduced by $8,293 as a result of this arrangement.

 G Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

BOSTON INCOME PORTFOLIO AS OF SEPTEMBER 30, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

 H Other -- Investment transactions are accounted for on the date the investments are purchased or sold. Gains and losses on securities are determined on the basis of identified cost.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. BMR receives a monthly advisory fee in the amount of 5/96th of 1% (equal to 0.625% annually) of average daily net assets of the Portfolio. For the period from July 23, 2001 (start of business) to September 30, 2001, the advisory fee amounted to $983,668. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio that are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended September 30, 2001, no significant amounts have been deferred.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.
3 Investment Transactions
-------------------------------------------
   The Portfolio invests primarily in debt securities. The ability of the issuers of the debt securities held by the Portfolio to meet their obligations may be affected by economic developments in a specific industry. Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $133,073,550 and $113,568,656, respectively, for the period from July 23, 2001 (start of business) to September 30, 2001.

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at September 30, 2001, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $ 851,763,959
    -------------------------------------------------------
    Gross unrealized appreciation             $  12,853,999
    Gross unrealized depreciation              (137,986,275)
    -------------------------------------------------------
    NET UNREALIZED DEPRECIATION               $(125,132,276)
    -------------------------------------------------------

5 Financial Instruments
-------------------------------------------
   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

   The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at September 30, 2001 is as follows:

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

   SALES
   -----------------------------------------------------------

                                                                               NET UNREALIZED
    SETTLEMENT                                              IN EXCHANGE FOR    APPRECIATION
    DATE(S)       DELIVER                                   (IN U.S. DOLLARS)  (DEPRECIATION)
    ---------------------------------------------------------------------------------------------
       10/24/01   British Pound Sterling
                  803,839                                    $     1,176,523   $             (784)
       10/24/01   Euro Dollar
                  8,235,365                                        7,612,895              102,222
    ---------------------------------------------------------------------------------------------
                                                             $     8,789,418   $          101,438
    ---------------------------------------------------------------------------------------------

   PURCHASES
   -----------------------------------------------------------

                                                                               NET UNREALIZED
    SETTLEMENT                                              DELIVER            APPRECIATION
    DATE(S)       IN EXCHANGE FOR                           (IN U.S. DOLLARS)  (DEPRECIATION)
    ---------------------------------------------------------------------------------------------
       10/24/01   British Pound Sterling
                  147,915                                   $         216,148  $              489
       10/24/01   Euro Dollar
                  2,739,030                                         2,521,873             (23,871)
    ---------------------------------------------------------------------------------------------
                                                            $       2,738,021  $          (23,382)
    ---------------------------------------------------------------------------------------------

BOSTON INCOME PORTFOLIO AS OF SEPTEMBER 30, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

6 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.01% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period ended September 30, 2001.

7 Restricted Securities
-------------------------------------------
   At September 30, 2001, the Portfolio owned the following securities (representing 0.01% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (excercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                                              DATE OF
    DESCRIPTION                               ACQUISITION  SHARES/FACE  COST      FAIR VALUE
    ----------------------------------------------------------------------------------------
    COMMON STOCKS, WARRANTS AND RIGHTS
    Carrier1 International SA, Common             2/23/00        5,500  $480,462  $    3,807
    Completel Europe NV, Common                   9/12/00       98,000         0      36,750
    Peninsula Gaming LLC, Convertible
     Preferred Membership Interests               7/08/99        6,338         0      38,027
    ----------------------------------------------------------------------------------------
                                                                        $480,462  $   78,584
    ----------------------------------------------------------------------------------------

8 Transfer of Assets
-------------------------------------------
   Investment operations began on July 23, 2001 with the acquisition of net assets of Eaton Vance Income Fund of Boston of $762,800,395, in exchange for an interest in the Portfolio, including net unrealized depreciation of $103,921,084. The transaction was structured for tax purposes to qualify as a tax-free exchange under the Internal Revenue Code.

BOSTON INCOME PORTFOLIO AS OF SEPTEMBER 30, 2001

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND INVESTORS
OF BOSTON INCOME PORTFOLIO:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Boston Income Portfolio (the "Portfolio") at September 30, 2001, and the results of its operations, the changes in its net assets and the supplementary data for the period July 23, 2001 (commencement of operations) through September 30, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confrimation of securities at September 30, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 16, 2001

EATON VANCE INCOME FUND OF BOSTON AS OF SEPTEMBER 30, 2001

INVESTMENT MANAGEMENT

EATON VANCE INCOME FUND OF BOSTON

Officers

James B. Hawkes
President and Trustee

Michael W. Weilheimer
Vice President

Thomas P. Huggins
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
UCLA School of Law

Jack L. Treynor
Investment Adviser and Consultant

BOSTON INCOME PORTFOLIO

Officers

James B. Hawkes
President and Trustee

Michael W. Weilheimer
Vice President and
Co-Portfolio Manager

Thomas P. Huggins
Vice President and
Co-Portfolio Manager

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
UCLA School of Law

Jack L. Treynor
Investment Adviser and Consultant

INVESTMENT ADVISER OF EATON VANCE INCOME FUND OF BOSTON
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
160 Federal Street
Boston, MA 02110

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

                           For more information about
               Eaton Vance's privacy policies, call 1-800-262-1122

Eaton Vance Income Fund of Boston
The Eaton Vance Building
255 State Street
Boston, MA 02109

-------------------------------------------------------------------------------
  This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
-------------------------------------------------------------------------------
443-11/01                                                                 IBSRC